THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE
OF REAL PROPERTY AND ESCROW INSTRUCTIONS

THIS THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF
REAL PROPERTY AND ESCROW INSTRUCTIONS (this “Amendment”) is made and entered into as of this 27th day of January, 2006, by and between TREIT-UNIVERSITY HEIGHTS, LP, a Texas limited partnership (the “Seller”); and ARI UNIVERSITY HEIGHTS, LP, a Delaware limited partnership; UNIVERSITY HEIGHTS HELD, LLC, a Delaware limited liability company; UNIVERSITY HEIGHTS LUKENS, LLC, a Delaware limited liability company; and UNIVERSITY HEIGHTS VANDEVER, LLC, a Delaware limited liability company (collectively, the “Buyer”).

Recitals

WHEREAS, Seller and Adler Realty Investments, Inc., a California corporation (“Adler”), entered into that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of November 8, 2005, with respect to that certain real property located in Bexar County, San Antonio, Texas, as more particularly described in Exhibit A to the Agreement (together with all amendments, collectively, the “Agreement”); and

WHEREAS, Buyer is the successor in interest under the Agreement to Adler; and

WHEREAS, Buyer desires that the Close of Escrow take place on January 31, 2006; and

WHEREAS, in order to accommodate Buyer’s desire with respect to the Close of Escrow, Seller intends to purchase certain securities on January 27, 2006 so as to effect the defeasance of its loan against the Real Property; and

WHEREAS, in so doing, Seller could incur substantial financial losses in the event that Closing did not take place on January 31, 2006; and

WHEREAS, to induce Seller to prepare to sell the Real Property on January 31, 2006, Buyer desires to waive any and all contingencies and/or conditions precedent to Closing as provided in this Amendment; and

WHEREAS, Seller and Buyer desire to confirm their obligations with respect to Closing as provided in this Amendment; and

WHEREAS, all capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Agreement

NOW, THEREFORE, in consideration of the Real Property and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Notwithstanding anything to the contrary in the Agreement, Buyer hereby waives any and all contingencies and/or conditions precedent to Closing (except Seller’s failure to deliver the documents required to be delivered by Seller at Closing) and Buyer agrees to proceed to Closing as provided for in Paragraph 2 of this Amendment, and, Buyer agrees that the Deposit is no longer refundable for any reason except Seller’s failure to deliver the documents required to be delivered by Seller at Closing.

2 Notwithstanding anything to the contrary in the Agreement, Seller and Buyer hereby agree that the Close of Escrow shall be Tuesday, January 31, 2006, time being of the essence.

3. Notwithstanding anything to the contrary in the Agreement, Seller and Buyer agree to execute and deliver at Closing an escrow Agreement in the form attached hereto as Exhibit A.

4. Except as provided for in this Amendment, the Agreement remains in full force and effect unchanged and unaffected, and Seller and Buyer hereby rati and confirm the same. This Amendment

5. This Amendment may be executed in counterparts, all of which taken together shall constitute the entire Amendment. It shall be effective upon full execution of the parties hereto.

[SIGNATURES TO FOLLOW]

Witness the following signatures:

EXECUTED on this 27th day of January, 2006.

SELLER:	TREIT— University Heights GP, LP,

a Texas limited partnership

	By:	TREIT-University Heights GP, LLC,

a Texas limited liability company,

its General Partner

	By:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Manager

		By:	/s/ Jack Maurer

Name:	JACK MAURER
Its:		EVP/MANAGER
EXECUTED on this 27th day of January, 2006.
BUYER: ARI UNIVERSITY HEIGHTS, L.P.,
a Delaware limited partnership
By:	ARI UHeights, LLC,
a Delaware limited liability company,
Its: General Partner
By: Adler Realty Investments, Inc.
a California corporation,
Its: Sole Member
	By:	/s/ Michael S. Adler

Michael S. Adler, President

EXECUTED on this 27th day of January, 2006.

BUYER:	UNIVERSITY HEIGHTS HELD, LLC,

a Delaware limited liability company

	By: Name: Its:	/s/ David Held David Held President

EXECUTED on this 27th day of January, 2006.

BUYER:	UNIVERSITY HEIGHTS LUKENS, LLC,

a Delaware limited liability company

	By: Name: Its:	/s/ Reaves C. Lukens, Jr. Reaves C. Lukens, Jr. President

EXECUTED on this 27th day of January, 2006.

BUYER:	UNIVERSITY HEIGHTS VANDEVER, LLC,

a Delaware limited liability company

	By: Name: Its:	/s/ James D. Vandever James D. Vandever President

EXHIBIT A: Form of Escrow Agreement

[See Attached]